Exhibit 17(a)

SPECIAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

and

WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

PREFERRED STOCK

April 30, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

The Board of Directors recommends a vote “FOR” the following proposals

1.	To approve the merger of Western Asset Municipal Partners Fund II Inc. with and into Western Asset Municipal Partners Fund Inc. in accordance with the Maryland General Corporation Law.	2.	To approve the issuance of 900 shares of Auction Rate Preferred Stock, Series M, of Western Asset Municipal Partners Fund Inc. to holders of Auction Rate Preferred Stock, Series M, of Western Asset Municipal Partners Fund II Inc. in connection with the merger.

☐	FOR	☐	FOR

☐	AGAINST	☐	AGAINST

☐	ABSTAIN	☐	ABSTAIN

3.	To approve the amendment of the charter of Western Asset Municipal Partners Fund Inc. to allow the Board of Directors to authorize, create or issue, or increase the authorized or issued amount of, preferred stock ranking on a parity with Western Asset Municipal Partners Fund Inc.’s Auction Rate Preferred Stock, Series M, without separate approval by the holders of a majority of the shares of Western Asset Municipal Partners Fund Inc.’s outstanding Auction Rate Preferred Stock, Series M.

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.

☐	FOR

☐	AGAINST

☐	ABSTAIN

		Please check the box to the right if you will be attending the Meeting.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PREFERRED STOCK	PREFERRED STOCK

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel and William J. Renahan and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Municipal Partners Fund Inc. and Western Asset Municipal Partners Fund II Inc. (the “Funds”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Funds to be held at 399 Park Avenue, 4th Floor, New York, New York on April 30, 2007, at [            ], Eastern Daylight Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR each Proposal.

Please refer to the proxy statement for a discussion of the Proposals.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET MUNICIPAL PARTNERS FUND INC.

and

WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

COMMON STOCK

April 30, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends a vote “FOR” the following proposals

1.	To approve the merger of Western Asset Municipal Partners Fund II Inc. with and into Western Asset Municipal Partners Fund Inc. in accordance with the Maryland General Corporation Law.	2.	To approve the issuance of 900 shares of Auction Rate Preferred Stock, Series M, of Western Asset Municipal Partners Fund Inc. to holders of Auction Rate Preferred Stock, Series M, of Western Asset Municipal Partners Fund II Inc. in connection with the merger.

☐	FOR	☐	FOR

☐	AGAINST	☐	AGAINST

☐	ABSTAIN	☐	ABSTAIN

3.	To approve the amendment of the charter of Western Asset Municipal Partners Fund Inc. to allow the Board of Directors to authorize, create or issue, or increase the authorized or issued amount of, preferred stock ranking on a parity with Western Asset Municipal Partners Fund Inc.’s Auction Rate Preferred Stock, Series M, without separate approval by the holders of a majority of the shares of Western Asset Municipal Partners Fund Inc.’s outstanding Auction Rate Preferred Stock, Series M.

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the Meeting.

Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid Envelope.

☐	FOR

☐	AGAINST

☐	ABSTAIN

		Please check the box to the right if you will be attending the Meeting.	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMMON STOCK	COMMON STOCK

WESTERN ASSET MUNICIPAL PARTNERS FUND INC. WESTERN ASSET MUNICIPAL PARTNERS FUND II INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel and William J. Renahan and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Municipal Partners Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 399 Park Avenue, 4th Floor, New York, New York on March 30, 2007, at 3:30 p.m., Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. Amajority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director.

Please refer to the proxy statement for a discussion of the Proposal.

(Continued and to be signed on the reverse side)